     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       David Gale
       Morgan Gust
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
          e-mail: flaherty@fin-mail.com
          web site: www.preferredincome.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               First Data Investor Services Group, Inc.
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND
     INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

     3201

                          [Preferred Income Fund LOGO]

                                   Quarterly
                                     Report
                                August 31, 1999

PREFERRED INCOME FUND INCORPORATED

Dear Shareholder:

     The fixed income markets have been fighting an uphill battle lately. This shows up in the Preferred Income Fund's total return on net asset value of -0.1% for the first three quarters of fiscal 1999.

     Interest rates increased significantly in the first nine months of fiscal 1999, reflecting strength in the domestic economy and two recent moves by the Federal Reserve Board to tighten credit. This led to a decline in the market prices of long term Treasury bonds as their yields rose more than a full percentage point. Corporate bonds and preferreds were generally hit even harder by rising interest rates, resulting in bigger price declines and larger yield increases compared to Treasuries.

     The sub-par performance of corporate bonds and preferreds was due to a flood of new issues hitting the market in the last few months. This reflected an active economy and, perhaps, a rush to catch up by corporate treasurers who missed the bottom of interest rates earlier. Some financing may also have been accelerated to avoid the risk of the "Y2K" problem impacting the market later in the year. Corporate bonds were particularly affected, but the fall-out also hit preferreds.

     The stars of our portfolio were the put options on Treasury bond futures contracts that the Fund purchased as hedges against rising interest rates. In the first three quarters of fiscal 1999, those puts added approximately $4.7 million to the Fund's total return. We would have made even more on our hedges if Treasury bonds had declined in price as much as corporate bonds and preferreds.

     We are very comfortable with the Fund's portfolio at this time. Present market prices of corporate bonds and preferreds seem quite attractive. In comparison, Treasury bonds appear to be somewhat overvalued, which is good since we make money on our hedges when the prices of Treasuries decline. Furthermore, at current price levels, many individual issues offer better protection against the risk of redemptions by issuers. This typically results in greater upside potential.

     We hope that those of you who have access to the Internet will check out our new web site at WWW.PREFERREDINCOME.COM. It provides basic information about the Fund, recent news and up-to-date "vital statistics" on the Fund's performance, dividends, net asset value, market discount and the like. We would welcome your comments on it.

     As everyone knows, "Y2K" is coming. We have done everything we can to prepare for it, although there are still risks of market disruptions and problems originating elsewhere cascading through the system. Nonetheless, we are sleeping soundly at night and are looking forward to January 1, 2000 when we hope to be able to get on with life as usual.

                                           Sincerely,

                                           /s/ Robert T. Flaherty

                                           Robert T. Flaherty
                                           Chairman of the Board
September 17, 1999

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)
------------------------------------------

                                                                         PERCENT OF
                                                               VALUE     TOTAL NET
                                                              (000'S)      ASSETS
                                                              --------   ----------
ADJUSTABLE RATE PREFERRED STOCKS
    Utilities...............................................  $  6,959       3.4%
    Banking.................................................    25,526      12.5
                                                              --------     -----
        Total Adjustable Rate...............................    32,485      15.9
                                                              --------     -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
    Utilities...............................................    55,945      27.3
    Banking.................................................    46,772      22.8
    Financial Services......................................    26,532      13.0
    Insurance...............................................    19,827       9.7
    Miscellaneous Industries................................    15,134       7.4
                                                              --------     -----
        Total Fixed Rate....................................   164,210      80.2
                                                              --------     -----
TOTAL PREFERRED STOCKS AND SECURITIES.......................   196,695      96.1
COMMON STOCKS
    Utilities...............................................     1,074       0.5
REPURCHASE AGREEMENT........................................     2,059       1.0
PURCHASED PUT OPTIONS.......................................     3,813       1.9
                                                              --------     -----
TOTAL INVESTMENTS...........................................   203,641      99.5
OTHER ASSETS AND LIABILITIES (NET)..........................       994       0.5
                                                              --------     -----
        TOTAL NET ASSETS....................................  $204,635     100.0%
                                                              ========     =====

FINANCIAL DATA

PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------------------

                                                                                                          DIVIDEND
                                                              DIVIDEND    NET ASSET        NYSE         REINVESTMENT
                                                                PAID        VALUE      CLOSING PRICE     Price (1)
                                                              --------    ---------    -------------    ------------
December 31, 1998...........................................  $0.7600      $15.73        $15.5625          $15.54
January 31, 1999............................................   0.0785       15.62         14.7500           14.87
February 28, 1999...........................................   0.0785       15.65         14.0625           14.23
March 31, 1999..............................................   0.0785       15.57         14.3125           14.28
April 30, 1999..............................................   0.0785       15.60         14.1250           14.07
May 31, 1999................................................   0.0785       15.50         13.8750           13.84
June 30, 1999...............................................   0.0845       15.36         13.6875           13.89
July 31, 1999...............................................   0.0845       15.07         13.9375           13.76
August 31, 1999.............................................   0.0845       14.94         13.7500           13.52

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
              ------------------------------------------------------------------

OPERATIONS:
   Net investment income....................................  $  9,440,971
   Net realized gain on investments sold....................     6,026,000
   Net unrealized depreciation of investments during the
     period.................................................   (14,197,202)
                                                              ------------
       Net increase in net assets from operations...........     1,269,769
DISTRIBUTIONS:
   Dividends paid from net investment income to MMP*
     Shareholders...........................................    (2,062,857)
   Distributions paid from net realized capital gains to
     MMP* Shareholders(3)...................................      (136,553)
   Dividends paid from net investment income to Common Stock
     Shareholders(2)........................................    (8,572,001)
   Distributions paid from net realized capital gains to
     Common Stock Shareholders(3)...........................    (5,261,030)

NET DECREASE IN NET ASSETS:.................................   (14,762,672)
NET ASSETS:
   Beginning of period......................................   219,397,924
                                                              ------------
   End of period............................................  $204,635,252
                                                              ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
             -------------------------------------------------------------------

OPERATING PERFORMANCE:
   Net asset value, beginning of period.....................  $      16.43
                                                              ------------
   Net investment income....................................          0.96
   Net realized gain and unrealized depreciation on
     investments............................................         (0.85)
                                                              ------------
   Net increase in net asset value resulting from investment
     operations.............................................          0.11
DISTRIBUTIONS:
   Dividends paid from net investment income to MMP*
     Shareholders...........................................         (0.21)
   Distributions paid from net realized capital gains to
     MMP* Shareholders(3)...................................         (0.01)
   Dividends paid from net investment income to Common Stock
     Shareholders(2)........................................         (0.87)
   Distributions paid from net realized capital gains to
     Common Stock Shareholders(3)...........................         (0.53)
   Change in accumulated undeclared dividends on MMP*.......          0.02
                                                              ------------
   Total distributions......................................         (1.60)
                                                              ------------
   Net asset value, end of period...........................  $      14.94
                                                              ============
   Market value, end of period..............................  $     13.750
                                                              ============
   Common shares outstanding, end of period.................     9,838,571
                                                              ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS:
   Net investment income(4).................................          6.41%**
   Operating expenses.......................................          1.36%**
SUPPLEMENTAL DATA:
   Portfolio turnover rate..................................            38%
------------------------------------------------------------
Ratio of operating expenses to total average net assets
 including MMP*.............................................          0.99%**

(1) These tables summarize the nine months ended August 31, 1999 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1998.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
(4) Not necessarily reflective of results on an annual basis due to impact of Fiscal 1998 Additional Distributions to MMP*, all of which were paid in the first quarter of Fiscal 1999.
*   Money Market Cumulative Preferred(TM) Stock
**  Annualized
                                        3